First Quarter 2021 Earnings Presentation May 17, 2021

Disclaimer This presentation (“Presentation”) is for informational purposes only. This Presentation shall not constitute an offer to sell, or the solicitation of an offer to buy, any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful. No representations or warranties, express or implied, are given in, or in respect of, this Presentation. To the fullest extent permitted by law in no circumstances will Danimer Scientific, Inc. (the “Company”) or any of its subsidiaries, stockholders, affiliates, representatives, directors, officers, employees, advisers, or agents be responsible or liable for a direct, indirect, or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. 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Potential risks and uncertainties that could cause the actual results of operations or financial condition of the Company to differ materially from those expressed or implied by forward-looking statements in this Presentation include, but are not limited to, the overall level of consumer demand on its products; general economic conditions and other factors affecting consumer confidence, preferences, and behavior; disruption and volatility in the global currency, capital, and credit markets; the financial strength of the Company's customers; the Company's ability to implement its business strategy, including, but not limited to, its ability to expand its production facilities and plants to meet customer demand for its products and the timing thereof; risks relating to the uncertainty of the projected financial information with respect to the Company; the ability of the Company to execute and integrate acquisitions; changes in governmental regulation, legislation or public opinion relating to its products; the Company’s exposure to product liability or product warranty claims and other loss contingencies; disruptions and other impacts to the Company’s business, as a result of the COVID-19 global pandemic and government actions and restrictive measures implemented in response; stability of the Company’s manufacturing facilities and suppliers, as well as consumer demand for its products, in light of disease epidemics and health-related concerns such as the COVID-19 global pandemic; the impact that global climate change trends may have on the Company and its suppliers and customers; the Company's ability to protect patents, trademarks and other intellectual property rights; any breaches of, or interruptions in, its information systems; the ability of its information technology systems or information security systems to operate effectively, including as a result of security breaches, viruses, hackers, malware, natural disasters, vendor business interruptions or other causes; its ability to properly maintain, protect, repair or upgrade its information technology systems or information security systems, or problems with its transitioning to upgraded or replacement systems; the impact of adverse publicity about the Company and/or its brands, including without limitation, through social media or in connection with brand damaging events and/or public perception; fluctuations in the price, availability and quality of raw materials and contracted products as well as foreign currency fluctuations; its ability to utilize potential net operating loss carryforwards; and changes in tax laws and liabilities, tariffs, legal, regulatory, political and economic risks. More information on potential factors that could affect the Company's financial results is included from time to time in the Company's public reports filed with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. All forward-looking statements included in this Presentation are based upon information available to the Company as of the date of this Presentation and speak only as of the date hereof. The Company assumes no obligation to update any forward-looking statements to reflect events or circumstances after the date of this presentation. USE OF PROJECTIONS This Presentation contains projected financial information with respect to the Company. Such projected financial information constitutes forward-looking information and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive, and other risks and uncertainties. See “Forward-Looking Statements” above. Actual results may differ materially from the results contemplated by the financial forecast information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved.. FINANCIAL INFORMATION; NON-GAAP FINANCIAL MEASURES Some of the financial information and data contained in this Presentation, such as Adjusted EBITDA, Adjusted EBITDAR and Adjusted Gross Profit has not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). The Company believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. The Company’s management uses these non-GAAP measures for trend analyses and for budgeting and planning purposes. A reconciliation of these non-GAAP financial measures to the closest GAAP measure is included in the Appendix to the Presentation. You should review the Company’s audited financial statements prepared in accordance with GAAP, which are included in its Annual Report on Form 10-K/A filed with the SEC. TRADEMARKS This Presentation contained trademarks, service marks, trade names, and copyrights of, the Company, and other companies, which are the property of their respective owners. The information contained herein is as of May 17, 2021, and does not reflect any subsequent events.

Key Messages for Today Danimer has the market know-how Demand environment remains strong Market leadership in research and development are both creating and bolstering our relationships Our patent protected Nodax® technology is the core of our application development Customers trust Nodax ® as a true solution to their ESG commitments Bioplastics are <1% of our 500 billion lb TAM Intense demand from blue chip multinational customers continues to grow Kentucky facility expected to be sold out through 2025 based on signed and pending contracts Commercial scale, technology driven platform backed by blue-chip customer commitments Our growth strategy We view PHA as a significant disruptive technology to petrochemical plastics Nodax ® technology backed by rigorous research, international testing standards and third-party certifications Eliminate plastic waste from the environment Align growth/expansion with customer demand

Business Highlights Business Highlights Entered into two new customer agreements, including Mars Wrigley, and significantly expanded an existing contract with a converter partner Negotiating five new supply agreements One for straws, one for cutlery, two for films and one for a non-plastic article Opening new product application avenues for our Nodax ® technology Cutlery and aqueous coatings Partnerships with blue-chip customers remain in excellent standing Kentucky Phase II capacity expansion on track for expected Q2 2022 completion

PHA Customer Collaboration Case Studies Underscore High Customer Acceptance Danimer & PepsiCo Awarded the 2018 Innovation in Bioplastics Award Bacardi teams up with Danimer Scientific on Biodegradable Spirits Bottle Danimer and Mars Wrigley Partner to Develop Home Compostable Packaging Collaboration Background Two year partnership to develop Nodax® PHA for environmentally conscious consumers and retailers Development for flexible and rigid packaging that reliably breaks down in industrial composting facilities and backyard compost units First targeted brand is Skittles Collaboration Background Joint R&D to design, develop, manufacture and evaluate PHA based resins for individual layers suitable for flexible food packaging Partnership with Danimer Nodax® PHA expects to enhance Pepsi’s ESG initiatives Collaboration Background Bacardi to eliminate at least 3,000 tons of plastic currently produced annually World’s most eco-friendly spirits bottle will biodegrade in 18 months As well as the new 100% biopolymer spirits bottle, Bacardi is also creating a sustainably sourced paper bottle by integrating Nodax® “When we set ourselves the goal of being 100% plastic free by 2030, we knew that it would take ground-breaking advances in packaging design to make it achievable, and that’s exactly what’s happening through our partnership with Danimer.” “Collaborating with Danimer to advance this breakthrough technology represents a major step to creating positive societal impact and better environmental outcomes across the full lifecycle of small, flexible packaging.” “Our plan to scale Danimer Scientific’s technology is a step toward achieving both our greenhouse-gas emission reduction and our recoverable and recyclable packaging goals.”

Blue Chip Customers Select Danimer to Help Fulfill their ESG Commitments 6 Ellen MacArthur Foundation has mobilized >250 companies, including several Danimer customers, to pledge 100% of plastic packaging to be reusable, recyclable, or compostable by 2025

Danimer is Addressing the Growing Global Plastic Pollution Crisis

End-of-Life Pathways of All Plastics Ever Generated(1)

10%
Recycling

10%
Incineration



80%
Landfill or Nature



Addressable Plastics Market



Bioplastics < 1% of Global Plastics Markets
800Bn lbs of Plastic Produced Annually
500Bn lbs of Plastic Waste Danimer Could Eliminate
danimer scientific

17 Billion lbs of Plastic in the **Ocean** Annually (2)

640 Billion lbs of Plastic in **Landfills and Nature** Annually (1)

- Bioplastics make up <1% of the global plastics market positioning Danimer to capture future market share(3)
- >75% of plastics end up in homes, with >80% of those plastics being prime targets for PHA substitution
- PHA can be an alternative to a wide variety of petroleum consumer based plastics like PE and PET which make up ~65% of plastic packaging production(2)
- Increasing worldwide government regulation on single-use plastics and renewability targets has put pressure on large CPG corporations to find sustainable solutions to plastic waste



Skittles
Lay's
San Francisco Bay

(1) Source: Production, Use, and Fate of all Plastics Ever Made. Geyer, Jambeck Law, 2017.
(2) Source: The New Plastics Economy, Ellen MacArthur Foundation. 2016.
(3) Source: European Bioplastics, nova-Institute. 2019.

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Danimer is at the Forefront of Enabling Sustainability and ESG Leadership PHA: BEGINNING OF LIFE Nodax® is 100% renewable PHA BIOPLASTICS CREATION Versatile and sustainable to replace a wide variety of traditional plastics APPLICATIONS FOR PHA Wide application usage and 100% compostable Biodegradability Renewability Uses plant based oil to create 100% biodegradable and compostable biopolymers Waste-free process utilizes 100% of the canola oil to ensure optimal sustainability Meets goal of full circle life cycle for plastics without relying on recycling Able to effectively biodegrade in both anaerobic and aerobic environments such as a waste treatment facility or the ocean PHA is 100% biodegradable in the presence of bacteria in all environments Certifications by TÜV Austria and Biodegradable Products Institute PLA is certified for industrial composting

d d d Danimer’s 3-Tiered Manufacturing Process Supports Various Application Developments Fermentation Downstream Processing Extrusion 1 2 3 Cleaning and drying of the PHA. At the end of this step, we have either a slurry, powder or compressed pellet, depending on the intended final product 100% biodegradable PHA polymers result from separation, purification and drying Soil Bacteria combined with renewable feedstock makes PHA in a controlled fermentation environment Production of biomass output is a broth which contains PHA and organic materials Polymers added to extruder Reactive extrusion occurs when PHA is combined with other inputs, allowing for the formulation of specific product applications Finished resin is pelletized, packaged and shipped to customers for use in their manufacturing process

Expanding Capacity to Capture Growing Market Demand Expansion / Doubling of Capacity of Initial Greenfield Matching customer demand with our growth Attractive unit economics to drive returns Each project has high returns on invested capital Matching customer demand with our growth Attractive unit economics to drive returns Each project has high returns on invested capital + + Greenfield Part 2 Nameplate capacity 125MM lbs.(1) All reported capacities are in terms of finished product 2019 2020 2021 2022 2023 2024 2025 2026 2027 2030 Kentucky Phase I (Nameplate capacity: 20MM lbs. of finished product) Production Production Kentucky Phase II (Nameplate capacity: 45MM lbs. of finished product) Georgia Greenfield Expansion (Nameplate capacity 250MM lbs. of finished product) Production Engineering Initiated in 2021 Construction Construction Construction Initiated in late 2020 1 2 3 4 5 5 5 6 7 8 9 10

Kentucky Phase II Expansion: Fermentation Chiller Building Update Expansion / Doubling of Capacity of Initial Greenfield Matching customer demand with our growth Attractive unit economics to drive returns Each project has high returns on invested capital Greenfield Part 2 Nameplate capacity 125MM lbs.(1) All reported capacities are in terms of finished product 1 2 3 4 5 5 5 6 7 8 9 10 Kentucky Phase II Fermentation Chiller Building Kentucky Phase II Fermentation Chiller Building Pre Construction (December 2020) Construction Progress (May 2021) Kentucky Phase II: Nameplate capacity of 45MM lbs of finished product expected to be completed in Q2 2022

Kentucky Phase II Expansion: Downstream Processing Facility Update Expansion / Doubling of Capacity of Initial Greenfield Matching customer demand with our growth Attractive unit economics to drive returns Each project has high returns on invested capital Greenfield Part 2 Nameplate capacity 125MM lbs.(1) All reported capacities are in terms of finished product 2 3 4 5 5 5 6 7 8 9 10 Kentucky Phase II Downstream Processing Kentucky Phase II: Nameplate capacity of 45MM lbs of finished product expected to be completed in Q2 2022 Pre Construction (December 2020) Construction Progress (May 2021) Kentucky Phase II Downstream Processing

Kentucky Phase II Expansion: Extrusion Facility Update Expansion / Doubling of Capacity of Initial Greenfield Matching customer demand with our growth Attractive unit economics to drive returns Each project has high returns on invested capital Greenfield Part 2 Nameplate capacity 125MM lbs.(1) All reported capacities are in terms of finished product 2 3 4 5 5 5 6 7 8 9 10 Kentucky Phase II Extrusion Facility Pre Construction (December 2020) Construction Progress (May 2021) Kentucky Phase II Extrusion Facility Kentucky Phase II: Nameplate capacity of 45MM lbs of finished product expected to be completed in Q2 2022

Q1 2021 Financial Summary First quarter in line with expectations PHA increased to 29% of revenue vs 19% in Q4 2020 and 2% in Q1 2020 Costs influenced by: Initial inefficiencies related to ramp up of Kentucky Phase I facility Investments in headcount and salaries to support R&D efforts and future expansion plans Public company costs Key Messages Financial Summary Notes: 1 - Adj. Gross Profit, Adj. EBITDAR and Adj. EBITDA are non-GAAP financial measures. See Appendix for reconciliations to nearest GAAP measure. 2 - Totals may not foot due to rounding.

Modeling Assumptions for 2021 Volumes: Phase I production at ~50% of nameplate capacity at the beginning of the year, expected to scale to 100% by year end Phase I turnaround scheduled for latter part of 2Q’21 to debottleneck and accelerate scale-up Phase II production expected to commence in 2Q’22 Operating Costs: Total SG&A and R&D costs expected to be $27MM for the year excluding D&A, Stock-Based Compensation, and one-time items Year-over-year increase due to acceleration of investments in headcount and research & development to support our rapid long-term expansion Cash Taxes: Zero cash taxes due to available NOLs Capital Expenditures: Now expected to be $120 million to $145 million, an increase from the prior range primarily as a result of inflation in construction materials

Summarizing Our Growth Plans We will grow with customers’ demand for our products We will look to de-risk our growth We are a returns-focused company Our returns are well above our cost of capital Customer-driven demand continues to be significant We will grow to meet this demand Focus on contracted volumes Customer demand in place before production begins Unit economics and investor returns will drive our decisions We Are Accelerating and Increasing Our Expansion Plans Timing and Size of Future Expansions Will Follow Similar Framework

Danimer is a Next Generation Bioplastics Company ` Experienced Leadership Team and Board of Directors with Proven Track Record 6 Significant Tailwinds From Increased Corporate and Legislative Initiatives on Environmental Impact of Global Pollution Crisis 2 Highly Attractive PHA Technology Serves as a Best End-of-Life Solution for Plastics 1 Rapidly Growing Blue Chip Customer Base Driving Demand in Excess of Current Capacity 5 Leading PHA Innovator with Patent Protected Technology and 14 Years of Production Know-How 3 Strong Partnerships with CPG Brands, Including Pepsi and Nestle, and Key Converters such as Wincup and Genpak 4

Appendix

EBITDA and EBITDAR Reconciliation Note: 1 - Totals may not foot due to rounding.

Adjusted Gross Profit Reconciliation Note: 1 - Totals may not foot due to rounding.